October 23, 1996


Via Facsimile (847) 317-4662            Via Facsimile (312) 992-1061
Sandridge II Limited Partnership        Katten Muchin & Zavis
c/o The Balcor Company                  525 West Monroe Street
2355 Waukegan Road                      Suite 1600
Suite A-200                             Chicago, Illinois  60661-3693
Bannockburn, Illinois  60015            Attention:  Daniel J. Perlman

Via Facsimile (847) 317-4462
The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015
Attention:  Alan Lieberman

Re: Agreements of Sale dated August 27, 1996, by and between Alliance Holdings, L.L.C. and Sandridge I Limited Partnership and Sandridge II Limited Partnership for Sand Ridge Apartments and Sand Ridge II Apartments, Pasadena, Texas ("Agreement")

     Notice is hereby tendered that Purchaser has elected to extend the Closing Dates under the above-referenced Agreements to December 30, 1996, in accordance with the terms of Section 8 of the Agreement (as modified by that certain Second Modification Agreement dated October 2, 1996).

     The One Hundred Fifty Thousand Dollar ($150,000.00) payment required by he Second Modification Agreement will be wired to the Escrow Agent on or before October 25, 1996.

                              Alliance Holdings, L.L.C.

                              By:   /s/David O'Keefe
                                   -----------------------------------
                              Its:      Attorney in Fact